UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BioHiTech Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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80 Red Schoolhouse Road, Suite 101 Chestnut Ridge, NY 10977

 NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

April 29, 2020

It is my pleasure to invite you to attend the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of BioHiTech Global, Inc. (the “Company”). The meeting will be held on Wednesday, July 23, 2020, at 10:30 a.m. at the offices of McCarter & English, LLP., Four Gateway Center, 100 Mulberry Street, Newark, NJ 07102. We intend to hold our annual meeting in person, however, we are actively monitoring the coronavirus (COVID-19) developments and are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the 2020 Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we are required to take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the Securities and Exchange Commission as additional proxy materials. In any event, we ask that you please complete, date, sign and return the proxy mailed to you as promptly as possible in order to ensure your representation at the 2020 Annual Meeting. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in these proxy materials. At the 2020 Annual Meeting, you will be asked to:

Proposal 1:	Elect the six (6) director nominees listed in the enclosed Proxy Statement dated April 29, 2020, to serve until the Company’s 2021 Annual Meeting of Shareholders or until their successors are elected or qualified.

Proposal 2:	To conduct an advisory vote on the compensation of the Company’s Named Executive Officers.

Proposal 3:	To conduct an advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.

Proposal 4:	Ratify the appointment of Marcum LLP as the independent registered accounting firm for the fiscal year ending December 31, 2020.

Proposal 5:	Consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

It is important that your shares be represented at the 2020 Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present.

I look forward to joining you on July 23, 2020.

Sincerely, /s/ Frank E. Celli Frank E. Celli Chairman of the Board

If you have any questions, or need any assistance voting your shares, please contact us at (888) 876-9300.

BIOHITECH GLOBAL, INC.

80 Red Schoolhouse Road

Chestnut Ridge, NY 10977

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JULY 23, 2020

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of BioHiTech Global, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “BioHiTech,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on July 23, 2020, at 10:30 a.m., Eastern Daylight Savings Time, at the offices of McCarter & English, LLP., Four Gateway Center, 100 Mulberry Street, Newark, NJ 07102 and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 15, 2020.

At the Meeting, stockholders will be asked:

1.	To elect the six nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.	To conduct an advisory vote on the compensation of the Company’s Named Executive Officers.
3.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.
4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 4); and

5.	To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on April 29, 2020, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1), FOR the ratification of the compensation of our Named Executive Officers as disclosed in this Proxy Statement, FOR the ratification of the frequency of holding future advisory votes on executive compensation every three years and FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

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Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Frank E. Celli and Brian C. Essman, and each of them, to serve as “Proxyholders” for the Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977, c/o Robert Joyce, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on April 29, 2020 (the “Record Date”), are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 17,437,288 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 4, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors and increases in shares available under equity incentive plans. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1, 2 and 3.

Each share of BioHiTech common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the six (6) nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2). The affirmative vote of a majority of the shares of common stock present virtually at the 2020 Annual Meeting or represented by proxy at the 2020 Annual Meeting is necessary to approve the advisory resolutions on executive compensation (Proposals 2 and 3). Because the vote for Proposals 2 and 3 is advisory in nature and is non-binding, the Board of Directors may exercise its discretion in setting executive compensation. However, the Board of Directors intends to take into account the voting results on this proposal in making its determination.

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Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposals 2, 3 and 4, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposals 2, 3 and 4.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

BioHiTech will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

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BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 31, 2019, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o BioHiTech Global, Inc., 80 Red Schoolhouse Road Chestnut Ridge, NY 10977.

Shareholder(a)	Beneficial Ownership(b)	Percentage of Class (c)
Frank E. Celli(1)	6,108,676	28.9%
James D. Chambers(2)	1,213,951	6.9
Tony Fuller(3)	6,666	*
Brian C. Essman(4)	102,500	*
Robert A. Graham(5)	25,416	*
Harriet Hentges(6)	27,416	*
Robert A. Joyce(7)	457,887	2.6
Douglas M. VanOort(8)	976,207	5.6

Officers and Directors as a Group (8 persons)(9)	7,967,928	36.9

Other 5% or Greater Shareholders:
EntsorgaFin S.p.A.	1,035,905	6.0
Conundrum Capital Partners LLC(10)	950,791	5.5

*	Less than 1%
(a)	The address for all officers, directors and beneficial owners is 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.
(b)	The preferred stock beneficially held by holders is convertible at various amounts that is available to the holders within 60 days of the date of this table. Warrants, if any, have also been assumed exercised for purposes of this table. Options and restricted stock units, to the extent that they are vested or will be vested within 60 days of this table, are also considered exercised.
(c)	Based upon 17,408,955 shares of common stock outstanding as of December 31, 2019, as adjusted for the conversion of preferred stock and the exercise of warrants, options and restricted stock units, if any, for the individual or entity identified.
(1)	Shares include 2,391,011 shares held directly, 2,277,778 resulting from the conversion of preferred stock and 1,379,887 resulting from the exercise of warrants, including those held by immediate family members and family trusts and 60,000 restricted stock units.
(2)	Shares include 146,834 shares held directly, 25,416 shares resulting from options and 90,910 resulting from the exercise of warrants. Shares also include those held by Conundrum Capital Partners LLC (“CCP”) over which Mr. Chambers holds shared voting and dispositive power, which are comprised of 914,427 shares held directly and 36,364 resulting from the exercise of warrants.
(3)	Shares include 6,666 stock options.
(4)	Shares include 102,500 restricted stock units.
(5)	Shares include 25,416 stock options.
(6)	Shares include 2,000 shares held directly and 25,416 stock options.
(7)	Shares include 340,690 shares held directly and 36,364 resulting from the exercise of warrants, including those held by immediate family members and family trusts, and 80,833 restricted stock units.
(8)	Shares include 25,416 stock options. Shares also include those held by Conundrum Capital Partners LLC (“CCP”) over which Mr. Chambers holds shared voting and dispositive power, which are comprised of 914,427 shares held directly and 36,364 resulting from the exercise of warrants.
(9)	Includes shares and the result of conversions and exercises in notes (1) to (8), less the impact of CCP which is presented as an element of Mr. Chambers’ and Mr. VanOort’s holdings due to shared voting and dispositive power.
(10)	Shares include 914,427 shares held directly and 36,364 resulting from the exercise of warrants.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than one (1) member, with such number to be fixed by the Board of Directors or the Shareholders. Our Board of Directors has nominated, upon recommendation from the Nominating Committee, the incumbent directors Frank E. Celli, James D. Chambers, Tony Fuller, Robert A. Graham, Harriet Hentges and Douglas M. VanOort to be elected by our Stockholders entitled to vote at the Annual Meeting.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the six nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Name	Age	Position

Frank E. Celli	49	Chairman and Chief Executive Officer
James D. Chambers	63	Independent Director
Tony Fuller	62	Director and Chief Administrative Officer
Robert A. Graham	60	Independent Director
Harriet Hentges	79	Independent Director
Douglas M. VanOort	64	Independent Director

The Company’s executive officers and directors are elected annually and serve until their term expires.

Frank E. Celli, 49, Chief Executive Officer, Chairman

Mr. Celli has over 25 years of waste industry experience. Mr. Celli joined BioHiTech America in 2008. Prior thereto and until 2007, Mr. Celli was co-founder and Chief Executive Officer of Interstate Waste Services, during which time that company achieved growth of over $150 million in revenue. During his time at Interstate Waste he was responsible for all aspects of the business including collection, recycling, landfills and emerging technologies. After selling his interests in Interstate Waste, Mr. Celli transitioned to BioHiTech. He also served as a director and officer of Entsorga West Virginia (“EVA”) prior to its acquisition by a Company subsidiary in a step transaction during 2017 and 2018, that is currently operating the first Mechanical Biological Treatment facilities in the United States to utilize HEBiot technology. Mr. Celli was also the chairman of the board of Apple Valley Waste Services, Inc., an entity acquired in 2018 by the Gold Medal Group, LLC, which also holds a 40% interest in Refuel America, LLC, a consolidated subsidiary of the Company. Mr. Celli earned a Bachelors of Science from Pace University’s Lubin School of Business in 1992.

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James D. Chambers, 63, Director

Mr. Chambers has been involved with BioHiTech since 2008 as an investor, advisor and board member. For the past 15 years, Mr. Chambers has been a private investor and management consultant. Prior thereto and from January 1997 to September 2000, Mr. Chambers served as President of Business Services, Senior Vice President of Marketing and Business Development, and Vice President of Administration of Quest Diagnostics, Inc. Prior thereto and from June 1986 to January 1997, Mr. Chambers served in several executive positions in the US and abroad at Corning Incorporated. Mr. Chambers Earned his BA at Dickinson College in History and Political Science, and his MBA in Finance at Southern Methodist University, as well as a Masters in International Management from the Thunderbird School of International Management. Mr. Chambers has more than 35 years’ experience in diverse industries, functions, and geographic locations.

Tony Fuller, 62, Chief Administrative Officer, Director

Mr. Fuller joined BioHiTech as a Director in February 2017 and effective March 1, 2020 became its Chief Administrative Officer. Prior to joining the Board, Mr. Fuller spent nearly thirty years as an executive of Wal-Mart Stores, Inc. (“Walmart”) most recently as Senior Vice President where he served until August 2013. For over 20 years, Mr. Fuller led the teams which provided both property management and maintenance for Walmart’s global portfolio of properties. During that time, Walmart’s portfolio grew from under 1,000 stores in 20 states in the United States, to over 10,000 stores in all fifty states, and 23 countries around the world with capital investment reaching $2 billion per year. Mr. Fuller served as the chairman of the real estate transaction committee and real estate finance committee. Simultaneously therewith and since 2006, Mr. Fuller has been a member of REAP (Real Estate Associate Program), an organization opening opportunities for minorities in commercial real estate and from 2006 to 2014, Mr. Fuller served on its Board.

Mr. Fuller has served as a member of the Board of Advisors of Global Healthcare Capital, LLC, a leading healthcare investor and asset manager for opportunities in the US, Europe, Asia and Australia. Mr. Fuller received his BS in Agricultural Economics from Arkansas State University and his JD from the University of Arkansas.

Robert A. Graham, 60, Director

Mr. Graham joined BioHiTech as a Director in October 2013. Simultaneously therewith and from 2010 to 2019, Mr. Graham served as Managing Director of the Management Company of Penn Venture Partners, L.P.

Mr. Graham has over 25 years of operational and financial executive management experience including extensive experience in the acquisitions and sales of companies. Prior thereto and from 2008 to 2010, Mr. Graham served as President of RG Consulting, a financial and management consulting company. Prior thereto and from 2001 to 2008, Mr. Graham served eight years as President and Chief Executive Officer of Dorland Healthcare Information. He also served as the Executive Vice-President and Chief Financial Officer of Broadreach Consulting from 1998 to 2000 and was Vice President of Finance and Chief Operating Officer of Legal Communications, Ltd. from 1989 to 1998. He started his career in the finance department of Transport International Pool where he held various financial positions, the final of which was as Assistant Controller before he left in 1988. He received his Masters of Business Administration with a concentration in Finance from Saint Joseph’s University and a B.A. from LaSalle University.

Harriet Hentges, 79, Director

Ms. Hentges joined BioHiTech as Director in August 2015. She simultaneously serves as the president of Hentges Associates, an advisory firm to the consumer goods, retail and tourism industries. Prior to starting Hentges Associates in 2014, she was a principal in Hentges Kahn & Strauss (HKS) LLC, a consulting practice for food producers, manufactures and grocery retailers aimed at fostering a more sustainable food system. Ms. Hentges has held key posts in strategy development and implementation at Sears Roebuck, Wal-Mart and Ahold USA. She was part of the initial sustainability team at Walmart and directed the U.S. sustainability strategy for Ahold USA, a subsidiary of the Ahold of the Netherlands.+

Ms. Hentges received a doctorate in International Economics from Johns Hopkins University and is an adjunct professor at Georgetown University, teaching a graduate course in corporate responsibility and sustainability.

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Douglas M. VanOort, 64, Director

Mr. VanOort joined the Board of Directors of BioHiTech in August 2015. Simultaneously therewith, and since 2009 Mr. VanOort has served as the Chairman and Chief Executive Officer of NeoGenomics. From 1982 to 1995, Mr. VanOort served in various positions at Corning Incorporated an ultimately held the position of Executive Vice President and CFO of Corning Life Sciences, Inc. In 1995, Corning Incorporated spun off Corning Life Sciences, Inc. into two companies, Quest Diagnostics and Covance, Inc. Mr. VanOort serves as a member of the board of directors of several privately held companies. In addition, since 2000, Mr. VanOort is the Co-Owner of Vision Ace Hardware, LLC, a retail hardware chain. Mr. VanOort is a graduate of Bentley University.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the six (6) nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company maintains formal corporate governance standards. The Company has reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the rules of the SEC and the Nasdaq’s corporate governance listing standards regarding corporate governance policies and processes and is in compliance with such rules and listing standards. The Company has adopted charters for its Audit Committee, Compensation Committee and Nominating and Policies Committee. You can access all of these documents on: http://investors.biohitechglobal.com/committee-charters on Company’s website, http://www.biohitech.com, or by writing to us at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, New York 10977, Attention: Secretary.

The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

During fiscal 2019, the Board of Directors held four (4) meetings and acted by unanimous written consent in lieu of a meeting five (5) times. During fiscal 2019, four of the directors then in office attended 100% of the total number of meetings of the Board of Directors. One of the directors then in office each was not in attendance one time and at two other meetings of the Board of Directors one of the directors then in office was not in attendance. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders.

Board Leadership Structure

The Company believes that board independence is an important aspect of corporate governance and two members of its Board of Directors are independent. In addition, our independent directors hold periodically scheduled meetings, at which only independent directors are present. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chairman and Chief Executive Officer, Chief Financial Officer, and the independent directors.

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Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board of Directors is charged with overseeing risk management, various committees of the Board of Directors and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from BioHiTech based on the definition of “independence” established by NASDAQ and has determined that Messrs. Chambers, Graham and VanOort, and Ms. Hentges are independent directors. Effective with Mr. Fuller’s appointment as Chief Administrative officer on March 1, 2020, Mr. Fuller while an independent director prior thereto, is no longer an independent director. In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at BioHiTech Global, Inc., Attention: Secretary, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: BioHiTech Global, Inc., Attention: Chairman of the Audit Committee, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Code of Ethics

The Company has adopted a policy statement entitled Code of Ethics that applies to its chief executive officer and senior financial officers and staff. In the event that an amendment to, or a waiver from, a provision of the Code of Ethics is made or granted, the Company has posted such information on its web site, www.biohitech.com.

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks.

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Our Audit Committee is currently comprised of Messrs. Chambers, Graham and VanOort, with Mr. Graham serving as the Chairman. The Board of Directors has determined that Mr. Graham qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) and that his simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on the Company’s Audit Committee. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence”.

During fiscal 2019, the Audit Committee held four meetings.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.

Our Compensation Committee is currently comprised of Messrs. Chambers and Graham and Ms. Hentges, with Ms. Hentges serving as the Chairman. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require.

During fiscal 2019, the Compensation Committee held acted by unanimous written consent in lieu of a meeting one (1) time.

Nominating and Governance Committee

The Nominating and Governance Committee, which was established during 2017, reviews and evaluates the size, composition, functions and duties of the Board and establishes the criteria for the selection of candidates to the Board and its committees and makes recommendations to the Board for director nominees and appointments to committees. The Nominating and Governance Committee also develops and recommends to the Board the Corporate Governance Guidelines for the Company and oversees compliance with such Guidelines.

The Nominating and Governance Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Nominating and Governance Committee, in its sole discretion, may deem appropriate.

Our Nominating and Governance Committee is currently comprised of Messrs. Chambers, and Graham and Ms. Hentges, with Mr. Chambers serving as the Chairman. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2019, the Nominating and Governance Committee held no meetings.

COMPENSATION OF DIRECTORS

At this time, directors receive no cash remuneration for their services as directors of the Company. The Company reimburses directors for expenses incurred in their service to the Board of Directors. In June 2018 each director was granted stock based compensation as presented below.

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Compensation of Directors for the Each of the Years in the Three Year Period Ended December 31, 2019

Name		Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
(a)		(b)	(c)	(d)	(e)	(g)	(h)
Frank E. Celli(1)	2019	-	-	-	-	-	-
	2018	-	-	-	-	-	-
	2017	-	-	-	-	-	-
James D. Chambers(3)	2019	-	-	-	-	-	-
	2018	-	$73,600	-	-	-	$73,600
	2017	-	-	-	-	-	-
Tony Fuller(2)(3)	2019	-	-	-	-	-	-
	2018	-	73,600	-	-	-	73,600
	2017	-	-	-	-	-	--
Robert A. Graham(3)	2019	-	-	-	-	-	-
	2018	-	73,600	-	-	-	73,600
	2017	-	-	-	-	-	-
Harriet Hentges(3)	2019	-	-	-	-	-	-
	2018	-	73,600	-	-	-	73,600
	2017	-	-	-	-	-	-
Douglas VanOort(3)	2019	-	-	-	-	-	-
	2018	-	73,600	-	-	-	73,600
	2017	-	-	-	-	-	-

(1)	Mr. Celli is also the CEO and receives no compensation as a director.
(2)	Mr. Fuller became a director on February 6, 2017.
(3)	Each of the Director Chambers, Fuller, Graham, Hentges and VanOort were granted 20,000 restricted stock units vesting 1/3rd June 6, 2019, 2020 and 2012. The market price of the underlying common shares on the date of the grants, June 7, 2018 was $3.68 per share.

Summary of Executive Compensation Plans

Key Employee Incentive Compensation

The Company has an incentive compensation plan for certain key employees. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company’s Board of Directors. During 2019, 2018 and 2017, the Company did not pay any bonus pursuant to the incentive compensation plan, however in 2018 awarded stock based compensation to certain employees pursuant to the 2017 Executive Equity Incentive and the 2015 Equity Incentive Plans.

2015 Equity Incentive Plan

On August 3, 2015, the Board and a majority of the Company’s shareholders adopted the BioHiTech Global, Inc. 2015 Equity Incentive Plan (“2015 Plan”). The Company has reserved 750,000 shares of common stock for issuance under the terms of the Company’s 2015 Incentive Plan. The 2015 Plan is intended to promote the interests of the Company by attracting and retaining employees, including key employees, consultants, directors, officers and independent contractors (collectively referred to as the “Participants”), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 2015 Plan, the Company may grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Incentive Stock Options”), non-qualified stock options (the “Nonqualified Stock Options”), stock appreciation rights (“SARs”) restricted stock units (“RSUs”) and restricted stock awards (the “Restricted Stock Awards”), which are restricted shares of common stock (the Incentive Stock Options, the Nonqualified Stock Options, the SARs, RSUs and the Restricted Stock Awards are collectively referred to as “Incentive Awards”). Incentive Awards may be granted pursuant to the 2015 Plan for 10 years from the Effective Date.

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2017 Executive Equity Incentive Plan

On January 25, 2017 the Board, subject to future shareholder approval, which was granted on June 7, 2017, adopted the BioHiTech Global 2017 Executive Equity Incentive Plan (“2017 Plan”) to encourage and enable selected, eligible Directors and Executive Officers of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; and/or Other Stock-Based Awards. The 2017 Plan allows for the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted initially shall not exceed 1,000,000 shares.

Compensation Objectives

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Determination of Compensation

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors. The Committee makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas.

Employment Agreements

Effective October 4, 2013, the Company and Frank E. Celli, its Chief Executive Officer agreed that Mr. Celli would serve as Chief Executive Officer at an annual salary of $200,000, increased to $300,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Celli will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial three-year period that automatically renews for additional one-year periods.

Effective March 1, 2020, the Company and Tony Fuller, a Director, agreed that Mr. Fuller would serve as Chief Administrative Officer at an annual salary initially starting at $50,000 increasing to $150,000 effective July 1, 2020. Mr. Fuller will be eligible for participation in equity incentive plans and receive customary benefits including health, life and disability insurance benefits.

Effective October 4, 2013, the Company and Robert Joyce, its Chief Operating Officer agreed that Mr. Joyce would serve as Chief Operating Officer at an annual salary of $250,000, increased to $265,000 effective March 1, 2016, would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Joyce will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods.

Effective November 2, 2015, the Company and Brian C. Essman, its Chief Financial Officer agreed that Mr. Essman would serve as Chief Financial Officer at an annual salary of $210,000, a grant of 82,500 restricted shares under the BioHiTech Global, Inc. 2015 Equity Incentive Plan and be eligible for a performance bonus up to 35% of base annual salary. Mr. Essman will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for one-year periods

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Effective October 7, 2013, the Company and William Kratzer, its Chief Technology Officer agreed that Mr. Kratzer would serve as Chief Technology Officer at an annual salary of $125,000, increased to $150,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Kratzer will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods. Effective August 15, 2019 Mr. Kratzer resigned as the full time Chief Technology Officer and agreed to continue, as needed, on a consultant basis.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of BioHiTech.

Name	Age	Position

Frank E. Celli	49	Chairman and Chief Executive Officer
Tony Fuller	62	Director and Chief Administrative Officer
Robert A. Joyce	60	Chief Operating Officer
Brian C. Essman	61	Chief Financial Officer

The Company’s executive officers are elected biannually and serve until their term expires.

Frank E. Celli, 49, Please see “Director Biographies” above.

Tony Fuller, 62, Please see “Director Biographies” above.

Robert A. Joyce, 60, Chief Operating Officer

Mr. Joyce joined BioHiTech in October 2013 as its Chief Operating Officer. Prior thereto and prior to 1998, Mr. Joyce held technical, sales and management roles at Sun Microsystems and Arthur D. Little, Inc., Mr. Joyce served as the Chief Executive Officer of Perfect Order, Inc. a software and services company, from 1998 until it was acquired by Versatile Systems in 2005, for whom Mr. Joyce went on to serve as President.

Brian C. Essman, 60, Chief Financial Officer

Mr. Essman joined BioHiTech in November 2015 as its Chief Financial Officer. Prior thereto, from 1997 through 2014, Mr. Essman held various senior executive management positions with Data Communiqué, Inc. a Havas company where he most recently held the position of Chief Executive Officer. From 2004 to 2007, Mr. Essman was Data Communiqué’s Chief Operating Officer / Chief Financial Officer and from 1997 to 2004 was the Chief Financial Officer. Prior thereto, Mr. Essman was the Chief Financial Officer at a Fidelity Investments Private Equity operating company and a Senior Manager and CPA at PricewaterhouseCoopers.

Mr. Essman graduated with a BS in Accounting with High Honors from Boston College’s School of Management.

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The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the last three completed fiscal years ending December 31, 2019, 2018 and 2017.

				Equity	Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total

Frank E. Celli(1)	2019	$300,000	—	—	—	—	$300,000
	2018	300,000	—	$110,400	—	—	410,400
	2017	300,000	—	—	—	—	300,000
Robert A. Joyce(1)	2019	265,000	—	—	—	—	265,000
	2018	265,000	—	414,000	—	—	679,000
	2017	265,000	—	—	—	—	265,000
Brian C. Essman(2)	2019	210,000	—	—	—	—	210,000
	2018	210,000	—	294,400	—	—	504,400
	2017	210,000	—	—	—	—	210,000
William M. Kratzer(3)	2019	93,750	—	—	—	—	189,082
	2018	150,000	—	128,800	—	—	278,800
	2017	150,000	—	—	—	—	150,000

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2019.

	Equity Incentive Plan Awards
Name and Principal Position	Number of Unearned Shares, Units or Other Rights that Have Not Vested	Market Value of Shares, Units or Other Rights that Have Not Vested(a)
Frank E. Celli(1)	80,000	$136,000
Robert A. Joyce(1)	162,500	276,250
Brian C. Essman(2)	162,500	276,500
William M. Kratzer(3)(4)	—	—

The following table sets forth for each named executive officer certain information concerning exercised equity awards during the year ended December 31, 2019.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Acquired in Vesting	Value Realized on Vesting(b)
Frank E. Celli(1)	—	—	—	—
Robert A. Joyce(1)	—	—	—	—
Brian C. Essman(2)	—	—	—	—
William M. Kratzer(3)	—	—	54,166	$95,322

(1)	Appointed August 6, 2015. Each of Mr. Celli and Joyce were executive officers, Chief Executive Officer and Chief Operating Officer, respectively, and owners of BioHiTech America, LLC, the predecessor company to BioHiTech Global, Inc. and continued in their executive roles with the Company.
(2)	Appointed Chief Financial Officer November 2, 2015.
(3)	Appointed Chief Technology Officer August 6, 2015. Resigned effective August 15, 2019.
(a)	Market close of $1.70 per share as of December 31, 2019.
(b)	Market price of $1.76 as of transaction date.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company currently rents its corporate headquarters and, its warehousing space, from BioHitech Realty LLC, a company partially owned by Frank E. Celli, our Chief Executive Officer and Chairman, and Michael Franco, a stockholder and employee of the Company. The initial lease expired on October 31, 2014 and was replaced by an office and a warehouse leases that were executed in July 2015 and expires in 2020. Each lease contains a renewal option for an additional five-year period. Rent expense under these leases for the years ended December 31, 2019 and 2018 amounted to $137,145 and $98,148, respectively.

The Company has an Exclusive License and Distribution Agreement (the “License Agreement”) with BioHiTech International (a company owned by Chun-Il Koh, a Company stockholder) Chun-Il Koh, Joyce Taeya Koh and Bong Soon Hwang. The License Agreement, originally executed on May 2, 2007 and as amended, most recently on October 17, 2018, provides the Company exclusive rights to sell, lease, use, distribute and manufacture the Eco-Safe Digester products through December 31, 2023 in the areas that the Company operates (unless extended by mutual agreement). Acquisition of digesters and parts, as well as expenses under the distribution agreement amounted to $79,200 and $222,240 for the years ended December 31, 2019 and 2018, respectively.

On January 25, 2018, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to acquire 9.2% of the outstanding membership units (the “Units”) of Gold Medal Group, LLC (“GMG”), which is the owner of a traditional waste management entity. Pursuant to the Purchase Agreement, the Company acquired the Units from two unrelated parties in consideration $2,250,000 paid through the issuance of 500,000 shares of the Company’s common stock. During 2018, the Company’s investment in GMG was diluted from 9.2% to 2.9% due to additional GMG acquisitions and investments, including the CTA with the Company. As a result of the reduction in the ownership level and accordingly, a reduction in influence, effective December 14, 2018 the Company changed its prospective accounting for GMG from the equity method to the cost method. During the year ended December 31, 2018, the initial $2,250,000 investment in GMG was reduced by $562,617 in losses recognized prior to the change to cost basis accounting. As of December 31, 2019, the Company had no investments in unconsolidated investments as a result of its July 3, 3019 sale of its investment in Gold Medal Group, LLC (“GMG”), which was comprised of 2,250,000 GMG Investment Preferred Units and 2,250,000 Class A Common Units, to Gold Medal Equity, LLC (“GME”), the parent entity to GMG for total compensation of $2,250,000. As of July 3, 2019 these investments were carried by the Company with an adjusted cost of $1,687,383 resulting in a gain of $562,617 on July 3, 2019, which was recorded as gain on sale of affiliate investment.

During 2019 and 2018, the Company recognized $975,000 and $1,010,152, respectively in management advisory and project fees related to GMH and its subsidiaries.

BioHiTech has also entered into various transactions with related parties that are disclosed in the Company’s financial statements filed with the Securities & Exchange Commission in its 2019 Annual Report on Form 10-K.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) mandates that we provide our stockholders with a non-binding advisory vote, referred to commonly as a “say-on-pay,” to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

Our compensation program is designed and administered by the Board of Directors which is assisted by the Compensation Committee, which is composed entirely of independent directors and carefully considers many different factors, as described in the Executive Compensation section, in order to provide appropriate compensation for our Named Executive Officers (NEOs). As discussed in the Executive Compensation section of this Proxy Statement, the general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders.

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In pursuing these objectives, the Company believes that:

•            It is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company.

•            Our compensation packages should reward individual contributions for our success for outstanding financial performance and must align management’s interests with the interests of stockholders by linking compensation with performance.

•            Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also general economic factors and individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance.

Accordingly, the Board unanimously recommends that stockholders vote in favor of the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related footnotes and narrative disclosures.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is also providing our stockholders with a non-binding advisory vote on how often, over the next six years, stockholders should be asked to provide a non-binding vote on executive compensation such as the advisory vote on executive compensation provided for in Proposal 2 above. Stockholders may choose whether such a vote should be presented at future Annual Meetings of Stockholders every year, every two years, or every three years, or they may abstain from voting. Six years from now, the stockholders will have the opportunity to revisit this question and again vote on the frequency with which there should be a say-on-pay vote.

After careful consideration of this proposal, the Board of Directors has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for the Company and stockholders, and therefore the Board recommends that you vote for a three-year interval for the say-on-pay vote.

The Board recommends a three-year frequency for the following reasons:

•         A three-year frequency for the say-on-pay vote is consistent with the long-term nature and focus of our executive compensation program.

•         A three-year frequency will provide the Compensation Committee of the Board with a sufficient period to communicate with stockholders and respond to the result of the say-on-pay vote.

•         A three-year frequency will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company.

The Board will consider the results of this vote when deciding how often a say-on-pay vote will be requested from the Company’s stockholders in the future, but because this vote is advisory and not binding on the Company, the Compensation Committee or the Board in any way, the Compensation Committee or the Board of Directors may decide that it is in the best interest of the stockholders and the Company to hold an advisory vote an executive compensation more or less frequently than the option approved by the stockholders.

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PROPOSAL 4

RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FOR 2020 FISCAL YEAR

The Audit Committee of the Board of Directors has appointed Marcum LLP to continue to serve as our independent registered public accounting firm for the 2020 fiscal year. Marcum has served as our independent registered public accounting firm since October 26, 2015.

On October 26, 2015, the Company’s Board of Directors engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. Prior to Marcum’s appointment, neither the Company, nor anyone acting on its behalf, consulted with Marcum regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Representatives of Marcum LLP are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required, the Board of Directors has determined that requesting ratification by stockholders of its selection of Marcum LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of Marcum LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2020.

Fees Billed to BioHiTech by its Independent Registered Public Accounting Firms during Fiscal Year 2019

We were billed for professional services provided through the end of fiscal years 2019 and 2018 by Marcum LLP in the amounts set forth in the following tables:

Audit Fees The aggregate fees for each of the last two years for professional services rendered by the principal accountant for our audits of our annual financial statements and interim reviews of our financial statements included in our fillings with Securities and Exchange Commission on Form 10-K and 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years were approximately:

December 31, 2019	$232,613	Marcum, LLP
December 31, 2018	$248,357	Marcum, LLP

Audit Related Fees The aggregate fees in each of the last two years for the assurance and related services provided by the principal accountant that are not reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under the paragraph above were approximately:

December 31, 2019	$-	Marcum, LLP
December 31, 2018	$-	Marcum, LLP

Tax Fees The aggregate fees in each of the last two years for the professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately:

December 31, 2019	$-	Marcum, LLP
December 31, 2018	$-	Marcum, LLP

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All Other Fees The aggregate fees in each of the last two years for the products and services provided by the principal accountant, other than the services reported under the paragraphs above were approximately:

December 31, 2019	$-	Marcum, LLP
December 31, 2018	$-	Marcum, LLP

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee’s policy requires that the Audit Committee pre-approve all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. Either the Chairman of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee or the Board of Directors at its next scheduled meeting.

Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by Marcum LLP during fiscal year 2019, as described above.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their common stock ownership and changes in such ownership. During the fiscal year ended December 31, 2019, none of our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities who were required to file such reports failed to do during the fiscal year ended December 31, 2019.

Stockholder Proposals for Inclusion in the 2021 Proxy Statement

We have not yet determined when we will hold the 2021 annual meeting of stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2021 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on January 15, 2021 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2020 annual meeting will be held is changed by more than 30 calendar days from the date of the 2020 annual meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

List of Stockholders Entitled to Vote at the 2020 Annual Meeting

The names of stockholders of record entitled to vote at the 2020 Annual Meeting will be available at our corporate office where for a period of 10 days prior to the 2020 Annual Meeting and continuing through the 2020 Annual Meeting.

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Expenses Relating to this Proxy Solicitation

This proxy solicitation is being made by BioHiTech and BioHiTech will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our stock and obtaining the proxies of those owners.

Communication with BioHiTech’s Board of Directors

Any stockholder or other interested party who desires to contact any member of the Board of Directors (or our Board of Directors as a group) may do so in writing to the following address:

Corporate Secretary BioHiTech Global, Inc. 80 Red Schoolhouse Road Chestnut Ridge, New York 1097

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

Available Information

We maintain an internet website at www.biohitech.com. Copies of the committee charters, together with certain other corporate governance materials, including our Business Conduct and Ethics Policy, can be found under the Investors Governance section of our website at www.biohitech.com, and such information is also available in print to any stockholder who requests it through our Investor Relations department at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investors Governance section of our internet website at www.biohitech.com. A request for a copy of such report should be directed to BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Attention: Investor Relations, Telephone: (888) 876-9300. A copy of any exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, will be forwarded following receipt of a written request with respect thereto addressed to Investor Relations.

“Householding” of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Telephone: (888) 876-9300.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their nominee.

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☒ PLEASE MARK VOTES	REVOCABLE PROXY FOR
AS IN THIS EXAMPLE	COMMON STOCK OF
BIOHITECH GLOBAL, INC.

ANNUAL MEETING OF THE STOCKHOLDERS			For	Against	Abstain
OF	1.	Election of six (6) directors.	☐	☐	☐
BIOHITECH GLOBAL, INC.		Director Nominees
JULY 23, 2020		Frank E. Celli
James D. Chambers
Tony Fuller
Robert A. Graham
Harriet Hentges
Douglas M. VanOort

	2.	To provide a non-binding	☐	☐	☐
advisory vote on compensation of named executive officers (“say-on-pay”)

	3.	To provide a non-binding	☐	☐	☐
advisory vote on frequency of future non-binding advisory votes on the compensation of our named executive officers (“say-on-frequency”)

	4.	Ratification and approval of	☐	☐	☐
the selection of Marcum LLP
as the Company’s
independent registered public
accounting firm for the 2020
fiscal year

The undersigned hereby acknowledges receipt of the Notice of

Annual Meeting and Proxy Statement for the Meeting.

Shareholder	Number of Shares Held

Please be sure to sign and date
Date
this Proxy in the box below.

Signature	Signature (Joint Owner)

+	+

Detach above card, sign, date and mail in postage paid envelope provided.

BIOHITECH GLOBAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank E. Celli and Brian C. Essman as proxy with full power of substitutions, to vote as designated on the reverse side matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of common stock of BioHiTech Global, Inc. that the undersigned has the power to vote at the Annual Meeting to be held of July 23, 2020, or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the election of the person listed above as a director of the Company and FOR the ratification and approval of the selection of the Company’s independent registered public accounting firm. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Annual Meeting. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

Please check here if you plan to attend the annual meeting on July 23, 2019 at 10:30 a.m. (EDT)

t o be held at the offices of McCarter & English, LLP., Four Gateway Center,

100 Mulberry Street, Newark, NJ 07102. ☐

(Continued and to be signed on the Reverse Side)